UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2026
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STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
15.00% Series A Perpetual SATS Preferred Stock, $0.001 par value per share	SATS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Dividend Rate on SATS
On October 21, 2026, Strive, Inc. ("Strive" or the "Company") announced the declaration by the board of directors of the Company of the first cash dividends on the Company’s 15.00% Series A Perpetual SATS Preferred Stock (the "SATS Stock"). The SATS Stock accrues cumulative dividends at a fixed rate of 15.00% per annum on the $100.00 stated amount per share, as further detailed in the governing documentation for the SATS Stock.

Cash Dividend Declaration: Initial Dividend Periods
Strive announced that its board of directors declared a cash dividend of $0.8710 per share (comprised of $0.4762 per share of SATS Stock for the portion of the initial dividend period from October 21, 2026 to and including October 31, 2026 (8 business days), and $0.3947 per share of SATS Stock for portion of the initial dividend period from November 1, 2026 to and including November 9, 2026 (6 business days)), representing a per annum dividend rate of 15.00% on the SATS Stock as calculated in the governing documentation for the SATS Stock. The initial dividend will be paid on November 9, 2026 to stockholders of record of SATS Stock at the close of business on November 6, 2026 ($0.8710 per share in the aggregate).

Payment date	Record date	Dividend
November 9, 2026	November 6, 2026	$0.8710

Cash Dividend Declaration: Daily Dividends for Remainder of November 2026
Strive also announced that its board of directors declared daily cash dividends of $0.0658 (or $0.8554 in the aggregate) per share of SATS Stock for each business day for the period from November 10, 2026 to and including November 30, 2026, as listed in the table below (13 business days in the aggregate), which represents a per annum dividend rate of 15.00% on the SATS Stock as calculated in the governing documentation for the SATS Stock. Daily payments will be made to stockholders of record of SATS Stock at the close of business on the immediately preceding business day.

Payment date	Record date	Dividend
November 10, 2026	November 9, 2026	$0.0658
November 12, 2026	November 10, 2026	$0.0658
November 13, 2026	November 12, 2026	$0.0658
November 16, 2026	November 13, 2026	$0.0658
November 17, 2026	November 16, 2026	$0.0658
November 18, 2026	November 17, 2026	$0.0658
November 19, 2026	November 18, 2026	$0.0658
November 20, 2026	November 19, 2026	$0.0658
November 23, 2026	November 20, 2026	$0.0658
November 24, 2026	November 23, 2026	$0.0658
November 25, 2026	November 24, 2026	$0.0658
November 27, 2026	November 25, 2026	$0.0658
November 30, 2026	November 27, 2026	$0.0658
ROC Dividend Guidance
From a U.S. federal income tax perspective, to the extent distributions on SATS are not treated as being made out of the Company's accumulated or current earnings and profits, they will be treated generally as tax-deferred recovery of capital to the extent of the investor’s tax basis (in the case of a U.S. investor) and will be treated as exempt from U.S. dividend withholding tax (in the case of a non-U.S. investor). The Company does not have any accumulated earnings and profits, and does not expect to generate current earnings and profits in the current year or the foreseeable future.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	October 21, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer